Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Santander Consumer USA Inc.

1601 Elm Street, Suite 800

Dallas, Texas 75201

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Santander Consumer USA Inc. (the “Company”) and RBC Capital Markets, LLC (the “Other Specified Party” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of automobile receivables in connection with the proposed offering of Santander Drive Auto Receivables Trust 2018-4 (the “Transaction”).

The information provided to us, including the information set forth in the Statistical Receivable File (as defined herein), is the responsibility of the Company. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On July 31, 2018, at the instruction of the Company, we accessed the “Company Website” (https://portal.santanderpartners.com) and obtained an automobile receivable listing with respect to 57,542 automobile receivables (the “Automobile Receivable Listing”). At the Company’s instruction, we randomly selected 150 automobile receivables from the Automobile Receivable Listing (the “Sample Receivables”).

Further, at the instruction of the Company, we accessed the Company Website on (i) August 2, 2018 and obtained a computer-generated automobile loan data file and related record layout containing data as represented to us by the Company, as of July 29, 2018, with respect to each of automobile receivables included in the Automobile Receivable Listing (the “Initial Receivable File”) and (ii) July 31, 2018 and obtained a supplemental data file containing, for each Sample Receivable, the origination date, model year, co-obligor indicator, payment to income ratio and FICO score that are expected to be presented in the Regulation AB - Schedule AL for the Transaction (the “Supplemental Receivable File”). We were instructed by representatives of the Company to append the Initial Receivable File with the information set forth on the Supplemental Receivable File. The Initial Receivable File, as adjusted, is hereinafter referred to as the “Statistical Receivable File.”

At your instruction, we performed certain comparisons and recomputations for each of the Sample Receivables relating to the automobile receivable characteristics (the “Characteristics”) set forth on the Statistical Receivable File and indicated below.

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Characteristics

1.  Vehicle identification number (“VIN”)

2.  Origination date

3.  Original amount financed

4.  Original term to maturity

5.  Model type (new/used)

6.  Original monthly P&I payment

7.  Original annual percentage rate

8.  Current monthly P&I payment

9.  Current annual percentage rate

10.  FICO score

11.  Custom score

12.  Origination date (month and year) -Schedule AL

13.  Model year – Schedule AL

14.  Co-obligor indicator (yes/no) – Schedule AL

15.  FICO score – Schedule AL

16.  Payment to income ratio – Schedule AL

We compared Characteristics 1. through 7. and 12. through 14. to the corresponding information set forth on or derived from an Installment Sales Contract (the “Contract”).

We compared Characteristics 1. through 5., 8. and 9. to the Company’s loan servicing system (the “Servicing System”).

We compared Characteristics 10., 11. and 15. to a query (the “FICO and Custom Score Query”), provided to us by the Company on August 1, 2018, from the Company’s credit system (the “Credit System”).

We compared Characteristic 16. to the Company’s loan funding system (the “Funding System”).

Further, we compared Characteristic 1. to the Title Certificate, Application for Title or Guarantee of Title, Notice of Lien, Lien Entry Form, Confirmation of Lien Perfection, Vehicle Ownership Registration Form, Electronic Verification of Title, Vehicles Dealer Temporary Permit, Dealer Rebuilder or Lessor’s Report of Sale or Lease, Department of Financing & Administration Direct Lien Filling, Application for Assignment for “E” Dealers, Lien Receipt, Notice of Security Interest, Lien and Title Information Title Report, Affidavit & Notification of Sale of Motor Vehicle or other related correspondence (collectively, the “Title Certificate”).

At your instruction, for purposes of such comparisons:

•	with respect to Characteristic 2., differences of thirty days or less are deemed to be “in agreement;”

•	with respect to Characteristic 4., differences of one month or less are deemed to be “in agreement;”

•

with respect to Characteristic 5., for those Sample Receivables where the model type was not indicated on the Contract, we were instructed by the Company to perform our comparison to the model type set forth on or derived from the “Purchase Contract” or Title Certificate. Further, a model type of (i) “refinance,” as set forth on the Contract, Purchase Contract or Title Certificate is deemed to be “in agreement” with “used,” as set forth on the Statistical Receivable File and (ii) “demo,” as set forth on the Contract, Purchase Contract or Title Certificate, is deemed to be “in agreement” with “new,” as set forth on the Statistical Receivable File;

•

with respect to Characteristic 7., in those instances where we observed two original annual percentage rates on the Contract, we were instructed by representatives of the Company to compare the lower value original annual percentage rate to the original annual percentage rate set forth on the Statistical Receivable File;

•

with respect to Characteristic 10., a FICO score of “0” as indicated on the FICO and Custom Score Query is deemed to be “in agreement” with a “blank” FICO score as indicated on the Statistical Receivable File;

•

with respect to Characteristic 11., a custom score of “NULL” as indicated on the FICO and Custom Score Query is deemed to be “in agreement” with a “blank” custom score as indicated on the Statistical Receivable File; and

•

with respect to Characteristic 16., we multiplied the payment to income ratio – Schedule AL (as set forth on the Statistical Receivable File) by 100 and rounded such ratio to the nearest one hundredth decimal. We compared the resulting value to the payment to income ratio – Schedule AL set forth on the Funding System.

In addition to the procedures described above, for each of the Sample Receivables, we observed the existence of the following:

•	a Title Certificate (as defined above);

•	the security interest of the Company or Chrysler Capital (or an Originating Affiliate, as represented to us by the Company) is indicated on a Title Certificate;

•

a Credit Application, a Credit Application Status Report (from the Servicing System) or an Application for Financing (collectively, the “Application”) for those Sample Receivables not (i) acquired from HSBC or Triad or (ii) originated or refinanced on a specified platform, each as indicated by representatives of the Company;

•

a Credit Bureau Report, for those Sample Receivables originated by the Company or Chrysler Capital, with the exception of originated receivables on a specified platform, as indicated by representatives of the Company;

•	a Truth-in-Lending Disclosure Statement; and

•

the Agreement to Provide Insurance, Gap Waiver Addendum or other related documentation denoting the borrower’s current insurance status (collectively, the “Agreement to Provide Insurance”), for those Sample Receivables not (i) acquired from HSBC or Triad, (ii) originated or refinanced on a specified platform or (iii) having system generated insurance verifications, each as indicated by representatives of the Company.

The automobile receivable documents described above, including any information obtained from the indicated systems and the FICO and Custom Score Query, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our comparisons and recomputations were performed using data imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Receivable File were found to be in agreement with the above mentioned Receivable Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the Statistical Receivable File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

August 3, 2018